                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No._____)

    Filed by the Registrant                    [X]
    Filed by a Party other than the Registrant [ ]

    Check the appropriate box:

    [ ] Preliminary Proxy Statement
    [ ] Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-8(e)(2))
    [X] Definitive Proxy Statement
    [ ] Definitive Additional Materials
    [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12


                         The Primary Trend Fund, Inc.
----------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


                       On Behalf of Board of Directors
-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

    [X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
        or Item 22(a)(2) of Schedule 14A.
    [ ] $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total Fee Paid:

        ------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

    (3) Filing Party:

        ------------------------------------------------------------------------

    (4) Date Filed:

        ------------------------------------------------------------------------

        (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No._____)

    Filed by the Registrant                    [X]
    Filed by a Party other than the Registrant [ ]

    Check the appropriate box:

    [ ] Preliminary Proxy Statement
    [ ] Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-8(e)(2))
    [X] Definitive Proxy Statement
    [ ] Definitive Additional Materials
    [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12


                        The Primary Income Funds, Inc.
----------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


                       On Behalf of Board of Directors
-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

    [X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
        or Item 22(a)(2) of Schedule 14A.
    [ ] $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total Fee Paid:

        ------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

    (3) Filing Party:

        ------------------------------------------------------------------------

    (4) Date Filed:

        ------------------------------------------------------------------------

        (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                  [C.R. LOGO]

                             FIRST FINANCIAL CENTRE
                             700 NORTH WATER STREET
                           MILWAUKEE, WISCONSIN 53202

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD OCTOBER 26, 1995

To Our Shareholders:

     The Joint Annual Meeting of Shareholders of The Primary Trend Fund, Inc. and The Primary Income Funds, Inc. (collectively, the "Companies") will be held Thursday, October 26, 1995, at 10:00 a.m., Milwaukee time, in the Wisconsin Room at the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin. The Primary Income Funds, Inc. consists of two portfolios: The Primary Income Fund and The Primary U.S. Government Fund. The Primary Trend Fund, The Primary Income Fund and The Primary U.S. Government Fund are referred to as the "Funds". The purpose of the meetings is:

        1. To elect three Directors for each Company;

        2. To approve the continuation of the Investment Advisory Agreement between each Fund and Arnold Investment Counsel Incorporated until the 1996 Annual Meeting;

        3. To approve the selection of Ernst & Young LLP as auditors of the Funds for the fiscal year ending June 30, 1996; and

        4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record of each Company at the close of business on September 8, 1995, the record date for this meeting, will be entitled to notice of, and to vote at, the Joint Annual Meeting and any adjournments thereof. Shareholders are entitled to one vote for each share held.

                                         By Order of the Boards of Directors,
                                         The Primary Trend Fund, Inc.
                                         The Primary Income Funds, Inc.

                                         [sig]

                                         JAMES R. ARNOLD, JR.
                                         Secretary-Treasurer

Milwaukee, Wisconsin
September 22, 1995

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE REVIEW THE ATTACHED PROPOSALS AND INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. YOUR PROMPT RESPONSE WILL HELP YOUR FUNDS SAVE THE EXPENSE OF ADDITIONAL SOLICITATIONS.

                                  [C.R. LOGO]

            PROXY STATEMENT FOR JOINT ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 26, 1995
                    ---------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Directors of The Primary Trend Fund, Inc. and The Primary Income Funds, Inc. (collectively, the "Companies") to be used at the Joint Annual Meeting of Shareholders of the Companies to be held on Thursday, October 26, 1995. The Primary Income Funds, Inc. consists of two portfolios: The Primary Income Fund and The Primary U.S. Government Fund. The principal executive offices of The Primary Trend Fund ("Trend Fund"), The Primary Income Fund ("Income Fund") and The Primary U.S. Government Fund ("Government Fund"), collectively the "Funds", are located at 700 North Water Street, Milwaukee, Wisconsin 53202.

     Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the meeting and to vote in person. Presence at the meeting by a shareholder who has signed a proxy does not in itself revoke the proxy. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by providing written notice of the revocation to the appropriate Company. Unless so revoked, the shares represented by proxies received by the Board of Directors of each Company will be voted at the meeting or any adjournments thereof. Where a shareholder specifies a choice by means of a ballot provided in the proxy, the shares will be voted in accordance with such specification. If no choice is indicated, proxies will be voted FOR the election of the nominees for Directors and the proposals set forth in the Notice of Joint Annual Meeting of Shareholders.

     The close of business on September 8, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Joint Annual Meeting and at any adjournment thereof. On that date, The Primary Trend Fund, Inc. had 1,805,236 shares of common stock, $.01 par value, outstanding and entitled to vote, and The Primary Income Funds, Inc. had 445,009 shares of common stock outstanding and entitled to vote, consisting of 322,298 shares of Class B common stock, $.0001 par value (Income Fund), and 122,711 shares of Class C common stock, $.0001 par value (Government Fund). Each share of common stock of a Company is entitled to one vote on all matters submitted to shareholders of that Company, except shareholders of each Fund vote separately on the continuance of the Investment Advisory Agreement applicable to that Fund. The Notice of Joint Annual Meeting of Shareholders, this Proxy Statement and the accompanying form of proxy were first mailed to shareholders of the Funds on or about September 22, 1995.

PROPOSAL 1.                  ELECTION OF DIRECTORS

     The Board of Directors of each Company consists of the same three members, each of whom is elected annually to serve until the next annual meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named in this Proxy Statement and to serve if elected. In the event any of the named nominees is unable to serve as a director, the persons named as proxies reserve full discretion, in accordance with their best judgment, to vote or refrain from voting for such other person or persons as may be nominated. The proxies cannot vote for a greater number of persons than named on the following page.

     Directors are elected by a plurality of the votes cast by the holders of each Company's common stock entitled to vote in the election of directors at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote, or otherwise) will have no effect on the election of directors except to the extent the failure to vote for an individual results in that individual not receiving a sufficient number of votes to be elected.

THE PRIMARY TREND FUND, INC.

     Certain information concerning the nominees is set forth in the following table. All nominees are currently directors of The Primary Trend Fund, Inc. Ms. Gust and Mr. Cook have served as directors of such Company since its incorporation on June 3, 1986. Mr. Aushwitz was elected a director on January 22, 1990.

  NAME OF NOMINEE AND                                                        SHARES OF TREND FUND     PERCENT
   POSITION WITH THE                     PRINCIPAL OCCUPATIONS             BENEFICIALLY OWNED AS OF     OF
         COMPANY         AGE             DURING PAST FIVE YEARS                AUGUST 31, 1995         TOTAL
-----------------------  ---   ------------------------------------------  ------------------------   -------
Lilli Gust*              49    Executive Vice President,                            86,326(a)           4.8%
  President and                Secretary-Treasurer and Director of Arnold
  Director                     Investment Counsel Incorporated,
                               Milwaukee, Wisconsin, since February,
                               1978.
David R. Aushwitz*       52    President and Director of Arnold                        358               **
  Senior Vice President        Investment Counsel Incorporated,
  and Director                 Milwaukee, Wisconsin, since November,
                               1989.
Joseph L. Cook           51    Practicing attorney, Waukesha, Wisconsin,             3,792               **
  Director                     since 1975.
Directors and Officers                                                              91,972              5.1%
  as a Group

---------------
  * "Interested persons" of the Company as defined in the Investment Company Act of 1940 because of their positions with Arnold Investment Counsel Incorporated, the Company's investment adviser (the "Adviser").

 **  The amount shown is less than 1% of the outstanding shares of the Trend
     Fund.

(a) The amount shown includes shares held by Arnold Investment Counsel Incorporated and shares held by Arnold Investment Counsel Incorporated's 401(k) Plan for which Ms. Gust is trustee.

THE PRIMARY INCOME FUNDS, INC.

     Certain information concerning the nominees is set forth in the following table. All nominees are currently directors of The Primary Income Funds, Inc. Ms. Gust and Mr. Cook have served as directors of such Company since its incorporation on April 5, 1989. Mr. Aushwitz was elected a director on January 22, 1990.

                                                                          SHARES BENEFICIALLY OWNED
                                                                            AS OF AUGUST 31, 1995
                                                                               (INCOME FUND AND        PERCENT
  NAME OF NOMINEE AND                    PRINCIPAL OCCUPATIONS                 GOVERNMENT FUND,          OF
 POSITION WITH COMPANY   AGE            DURING PAST FIVE YEARS                  RESPECTIVELY)           TOTAL
-----------------------  ---   -----------------------------------------  --------------------------   -------
Lilli Gust*              49    Executive Vice President,                            28,432(a)             8.8%
  President and                Secretary-Treasurer and Director of                  22,539(a)            18.4%
  Director                     Arnold Investment Counsel Incorporated,
                               Milwaukee, Wisconsin, since February,
                               1978.
David R. Aushwitz*       52    President and Director of Arnold                         20                 **
  Senior Vice President        Investment Counsel Incorporated,                         20                 **
  and Director                 Milwaukee, Wisconsin, since November,
                               1989.
Joseph L. Cook           51    Practicing attorney, Waukesha, Wisconsin,               142                 **
  Director                     since 1975.                                             152                 **
Directors and Officers                                                              28,667                8.9%
  as a Group                                                                        22,717               18.5%

---------------
  * "Interested persons" of the Company as defined in the Investment Company Act of 1940 because of their positions with the Adviser.

 ** The amount shown is less than 1% of the outstanding shares of the applicable Fund.

(a) The amount shown includes shares held by Arnold Investment Counsel Incorporated and, with respect to the Income Fund only, shares held by Arnold Investment Counsel Incorporated's 401(k) Plan for which Ms. Gust is trustee.

     Each of the Companies has three officers who are not directors. James R. Arnold, Jr., 38, is Secretary-Treasurer of each Company. He is also Vice President of the Adviser. He joined the Adviser in October, 1985. Barry S. Arnold, 30, is Assistant Secretary of each Company. He is also Assistant Vice President of the Adviser. He joined the Adviser in September, 1987. James R. Arnold, Jr. and Barry S. Arnold are brothers. Daniel M. Hanrahan, 30, is Assistant Treasurer of each Company. He joined the Adviser in September, 1988. The officers of each Company are elected annually by its Board of Directors.

     The Boards of Directors held two meetings during the fiscal year ended June 30, 1995. Each of the nominees attended both meetings. The Boards of Directors have no standing committees.

     Directors or officers who are "interested persons" receive no compensation from the Funds. The table below shows the compensation paid by each Fund to directors of the applicable Company during the fiscal year ended June 30, 1995. The directors do not receive any pension or retirement benefits from any Fund.

                                                                                     TOTAL COMPENSATION
                                                                                   THE PRIMARY TREND FUNDS
          NAME OF DIRECTOR      TREND FUND     INCOME FUND     GOVERNMENT FUND        PAID TO DIRECTORS
        ---------------------   ----------     -----------     ---------------     -----------------------
        Lilli Gust                 None            None              None                     None
        David R. Aushwitz          None            None              None                     None
        Joseph L. Cook             $500            $250              $250                   $1,000

                           CONTINUANCE OF INVESTMENT
PROPOSAL 2.                   ADVISORY AGREEMENTS

     The Adviser currently serves as investment adviser to the Trend Fund, Income Fund, and Government Fund under separate investment advisory agreements (the "Agreements") dated August 26, 1986, August 24, 1989, and August 24, 1989, respectively. The Adviser is controlled by Lilli Gust, who is a Director and Executive Vice President of the Adviser. The other directors of the Adviser are David R. Aushwitz, President of the Adviser, and Carolyn V. Arnold. Carolyn V. Arnold is the mother of James R. Arnold, Jr. and Barry S. Arnold. The address of the directors and of the Adviser is 700 North Water Street, Milwaukee, Wisconsin 53202. Shareholders of the Adviser who beneficially own more than 10% of its outstanding shares are the James and Carolyn Arnold Irrevocable Family Trust, Lilli Gust, trustee, (55.2%) and Lilli Gust (38.1%).

     On July 19, 1995, the Boards of Directors of the Companies approved the continuance of the Agreements until the 1996 Annual Meeting. The Agreements were last approved by shareholders at the 1994 Annual Meeting of Shareholders on October 27, 1994. It is the current policy of the Funds to submit the continuation of the Agreements to shareholders for approval annually. Each Agreement will remain in effect as long as its continuance is specifically approved, at least annually, by (i) the Board of Directors of the applicable Company, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the applicable Company who are not parties to the Agreement or interested persons of the Adviser. Each Agreement is not assignable and may be terminated at any time by the Board of Directors of the applicable Company, or by vote of a majority of the applicable Fund's shareholders, or by the Adviser, without penalty, on sixty days' written notice.

     The Adviser supervises and manages the investment portfolio of each Fund and, subject to such policies as the Board of Directors of the applicable Company may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund. Under each Agreement, the Adviser, at its own expense and without separate reimbursement from the applicable Fund, provides such Fund with copies of The Primary Trend or Primary Income Trends investment letter for distribution to shareholders; furnishes office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Fund and maintaining its organization; bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with the laws of regulating the issue or sale of securities; and pays the salaries and fees of all officers and directors of the applicable Company (except the fees paid to disinterested directors). Each Fund pays all other expenses not assumed by the Adviser. For its services, the Adviser receives the following fee (expressed as an annual rate) from each Fund:

      FUND                    MANAGEMENT FEE
-----------------    --------------------------------
Trend Fund           .74% of Average Daily Net Assets
Income Fund          .74% of Average Daily Net Assets
Government Fund      .65% of Average Daily Net Assets

     For the fiscal year ended June 30, 1995, the Trend Fund paid the Adviser fees of $153,886 pursuant to its Agreement. For the fiscal year ended June 30, 1995, the Adviser effectively waived 100% of its advisory fee from the Income Fund and the Government Fund as a result of voluntary expense reimbursements. The Adviser has voluntarily agreed to reimburse the Income Fund for all expenses exceeding an annual rate of .84% of its average daily net assets, and the Government Fund for all expenses exceeding an annual rate of .75% of its average daily net assets. (For this purpose, "all expenses" include the investment advisory fee, but exclude interest, taxes, brokerage commissions, and extraordinary items). It is the Income Fund's and the Government Fund's practice, if any expense reimbursement is necessary, to reduce the investment advisory fee and any other amounts owed the Adviser by the amount of such excess. During the fiscal year ended June 30, 1995, the Income Fund's and the Government Fund's expenses exceeded their respective limits. Accordingly, the amounts owed the Adviser by the Income Fund and the Government Fund were reduced by $29,838 (including $28,945 of advisory fees) and $25,240 (including $8,535 of advisory fees), respectively. These voluntary reimbursements to the Funds may be modified or discontinued at any time by the Adviser.

     Under the Agreements, regardless of the voluntary expense reimbursements discussed above, the Adviser must reimburse each Fund to the extent that its aggregate annual operating expenses, including investment advisory fees (net of any reimbursements made by the Adviser), but excluding interest, taxes, brokerage commissions, and extraordinary items, exceed: 2 1/2% of the first $30,000,000 of its average net assets; 2% of the next $70,000,000 of its average net assets; and 1 1/2% on net assets in excess of $100,000,000. No reimbursements were required under the Agreements during the fiscal year ended June 30, 1995.

     In approving the continuance of the Agreements and recommending their approval by shareholders of the Funds, the Boards of Directors considered the best interests of the shareholders of the Funds and took into account all factors they deemed relevant, including the nature, quality, and extent of the services provided to the Funds by the Adviser; investment performance, investment advisory fees and expense ratios of the Funds and other investment companies with comparable investment objectives and policies; and the voluntary expense reimbursements to the Funds by the Adviser. In selecting brokers to effect portfolio transactions and allocating brokerage business for the Funds, the Adviser takes into consideration the research, analytical, statistical and other information and services provided by the broker. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients.

     The affirmative vote of the lesser of (i) the majority of a Fund's shares entitled to vote, or (ii) 67% of the voting securities of such Fund present at the Annual Meeting, if more than 50% of the outstanding voting securities of such Fund are present, is required for approval of the continuance of the Agreement with respect to a particular Fund. The failure to vote (other than by abstention), assuming more than 50% of the outstanding voting securities of each Fund are present, will have the same effect as a vote against the proposal if
(i) above is applicable and will have no effect if (ii) above is applicable.

     THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR THE CONTINUANCE OF EACH OF THE AGREEMENTS.

PROPOSAL 3.                  SELECTION OF AUDITORS

     The Boards of Directors, by unanimous vote, have selected Ernst & Young LLP as independent auditors for the Funds for the fiscal year ending June 30, 1996. Ernst & Young LLP has served as auditors for the Trend Fund since its fiscal year ended June 30, 1990, and the Income and Government Funds since their inception, and has no direct or indirect financial interest in the Funds or the Adviser except as independent auditors. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be available to answer any appropriate questions or make a statement.

     Ratification of the selection of Ernst & Young LLP as auditors for the Funds requires the affirmative vote of a majority of the shares of each Company represented at the Annual Meeting. The failure to vote (whether by abstention, broker non-vote, or otherwise), assuming a quorum is present, will have no effect on the proposal to ratify the selection of auditors.

     THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR THE SELECTION OF ERNST & YOUNG LLP AS AUDITORS FOR THE FUNDS FOR THE FISCAL YEAR ENDING JUNE 30, 1996.

                             PRINCIPAL SHAREHOLDERS

     As of August 31, 1995, no person is known to the Funds to own beneficially more than five percent of the outstanding shares of any Fund, except as indicated below:

             FUND                            NAME AND ADDRESS               NUMBER OF SHARES    PERCENT OF CLASS
------------------------------   ----------------------------------------   ----------------    ----------------
Trend Fund                       Ruth L. Leef                                    126,138               7.0%
                                 Elm Grove, Wisconsin 53122
Income Fund                      Marshall & Ilsley Trust Co. Trustee              53,211              16.5%
                                 FBO Carroll College
                                 Milwaukee, Wisconsin 53202
                                 Carolyn V. Arnold IRA                            31,551               9.8%
                                 New Berlin, Wisconsin 53146
Government Fund                  Carolyn V. Arnold IRA                            33,581              27.4%
                                 New Berlin, Wisconsin 53146
                                 Burnell F. Eckardt                               15,293              12.5%
                                 Sheboygan, Wisconsin 53081
                                 Arnold Investment Counsel Incorporated*          15,167              12.4%
                                 Milwaukee, Wisconsin 53202
                                 Lilli Gust                                        7,372               6.0%
                                 Milwaukee, Wisconsin 53202

---------------
* Arnold Investment Counsel Incorporated is controlled by Lilli Gust.

                                 OTHER MATTERS

     The Boards of Directors of the Companies know of no other matters that may come before the Annual Meeting. If any other matters properly come before the meeting, the persons named in the proxy will vote the shares represented by such proxies in accordance with their best judgment.

     Any shareholder proposals to be presented at the 1996 Annual Meeting must be received at the executive offices of the Funds on or before May 25, 1996.

     The cost of soliciting proxies will be borne by the Funds. The Funds expect to solicit proxies primarily by mail. Proxies may also be solicited personally and by telephone by certain officers of the Funds. It is not anticipated that anyone will be specially engaged to solicit proxies or that special compensation will be paid for that purpose.

     A COPY OF THE THE PRIMARY TREND FUNDS' JUNE 30, 1995 COMBINED ANNUAL REPORT IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE SECRETARY-TREASURER OF THE COMPANIES, 700 NORTH WATER STREET, MILWAUKEE, WISCONSIN 53202, OR BY CALLING TOLL-FREE 1-800-443-6544.

                                           By Order of the Board of Directors,
                                           The Primary Trend Fund, Inc.
                                           The Primary Income Funds, Inc.

                                           [sig]

                                           JAMES R. ARNOLD, JR.
                                           Secretary-Treasurer

                                     SIDE 1


                          THE PRIMARY TREND FUND, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   The undersigned hereby appoints Lilli Gust and James R. Arnold, Jr., and each of them with the power of substitution, proxies for and in the name and place of the undersigned to appear and vote with the same force and effect as the undersigned at the Annual Meeting of THE PRIMARY TREND FUND, INC., to be held in the Wisconsin Room at the Milwaukee Athletic Club, 758 N. Broadway, Milwaukee, Wisconsin, at 10:00 a.m., October 26, 1995, and at any adjournment thereof.
1.       ELECTION OF DIRECTORS
   [ ]     FOR all nominees listed below (except as marked to the contrary)
   [ ]     WITHHOLD AUTHORITY to vote for all nominees listed below
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)
   LILLI GUST                DAVID R. AUSHWITZ                 JOSEPH L. COOK
2. CONTINUANCE OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE PRIMARY TREND FUND, INC. AND ARNOLD INVESTMENT COUNSEL INCORPORATED
                 [ ] FOR                [ ] AGAINST             [ ] ABSTAIN
3.       APPROVAL OF THE SELECTION OF AUDITORS
                 [ ] FOR                [ ] AGAINST             [ ] ABSTAIN

       (Continued on Reverse Side -- Signature Required on Reverse Side)





                                     SIDE 2



                          (Continued from other side)

                                        THIS PROXY, WHEN PROPERLY EXECUTED,
                                        WILL BE VOTED IN THE MANNER DIRECTED
                                        HEREIN BY THE UNDERSIGNED SHAREHOLDER.
                                        IF NO DIRECTION IS MADE, THIS PROXY
                                        WILL BE VOTED IN THE ELECTION OF
                                        DIRECTORS FOR THE NOMINEES LISTED IN
                                        THE PROXY STATEMENT, FOR PROPOSALS 2
                                        AND 3,  AND IN THE DISCRETION OF THE
                                        PROXIES UPON SUCH OTHER BUSINESS AS MAY
                                        PROPERLY COME BEFORE THE MEETING.

                                        Please sign exactly as your name
                                        appears on this card. When shares
                                        are held by two or more persons,
                                        both must sign. When signing as
                                        trustee, guardian or other
                                        fiduciary, please give full title as
                                        such. If a partnership, please sign
                                        in partnership name by  authorized
                                        person.

Please mark, sign, date and return      Dated ________________________, 1995
this proxy card promptly using the
enclosed postage-paid envelope.         _______________________________________
Please call us at (800) 443-6544 if                   (Signature)
you plan to attend the meeting.

                                        _______________________________________
                                                      (Signature)

                                     SIDE 1



                         THE PRIMARY INCOME FUNDS, INC.
                 THE PRIMARY INCOME FUND (CLASS B COMMON STOCK)
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   The undersigned hereby appoints Lilli Gust and James R. Arnold, Jr., and each of them with the power of substitution, proxies for and in the name and place of the undersigned to appear and vote with the same force and effect as the undersigned at the Annual Meeting of THE PRIMARY INCOME FUNDS, INC., to be held in the Wisconsin Room at the Milwaukee Athletic Club, 758 N. Broadway, Milwaukee, Wisconsin, at 10:00 a.m., October 26, 1995, and at any adjournment thereof.
1.       ELECTION OF DIRECTORS
   [ ]     FOR all nominees listed below (except as marked to the contrary)
   [ ]     WITHHOLD AUTHORITY to vote for all nominees listed below
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)
   LILLI GUST                DAVID R. AUSHWITZ                 JOSEPH L. COOK
2. CONTINUANCE OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE PRIMARY INCOME FUND AND ARNOLD INVESTMENT COUNSEL INCORPORATED
                 [ ] FOR                [ ] AGAINST             [ ] ABSTAIN
3.       APPROVAL OF THE SELECTION OF AUDITORS
                 [ ] FOR                [ ] AGAINST             [ ] ABSTAIN

       (Continued on Reverse Side -- Signature Required on Reverse Side)





                                     SIDE 2



                          (Continued from other side)

                                        THIS PROXY, WHEN PROPERLY EXECUTED,
                                        WILL BE VOTED IN THE MANNER DIRECTED
                                        HEREIN BY THE UNDERSIGNED SHAREHOLDER.
                                        IF NO DIRECTION IS MADE, THIS PROXY
                                        WILL BE VOTED IN THE ELECTION OF
                                        DIRECTORS FOR THE NOMINEES LISTED IN
                                        THE PROXY STATEMENT, FOR PROPOSALS 2
                                        AND 3, AND IN THE DISCRETION OF THE
                                        PROXIES UPON SUCH OTHER BUSINESS AS MAY
                                        PROPERLY COME BEFORE THE MEETING.

                                        Please sign exactly as your name
                                        appears on this card. When shares
                                        are held by two or more persons,
                                        both must sign. When signing as
                                        trustee, guardian or other
                                        fiduciary, please give full title as
                                        such. If a partnership, please sign
                                        in partnership name by  authorized
                                        person.

Please mark, sign, date and return      Dated ________________________, 1995
this proxy card promptly using the
enclosed postage-paid envelope.         _______________________________________
Please call us at (800) 443-6544 if                   (Signature)
you plan to attend the meeting.

                                        _______________________________________
                                                      (Signature)

                                     SIDE 1



                         THE PRIMARY INCOME FUNDS, INC.
            THE PRIMARY U.S. GOVERNMENT FUND (CLASS C COMMON STOCK)
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   The undersigned hereby appoints Lilli Gust and James R. Arnold, Jr., and each of them with the power of substitution, proxies for and in the name and place of the undersigned to appear and vote with the same force and effect as the undersigned at the Annual Meeting of THE PRIMARY INCOME FUNDS, INC., to be held in the Wisconsin Room at the Milwaukee Athletic Club, 758 N. Broadway, Milwaukee, Wisconsin, at 10:00 a.m., October 26, 1995, and at any adjournment thereof.
1.       ELECTION OF DIRECTORS
   [ ]     FOR all nominees listed below (except as marked to the contrary)
   [ ]     WITHHOLD AUTHORITY to vote for all nominees listed below
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)
   LILLI GUST                DAVID R. AUSHWITZ                 JOSEPH L. COOK
2. CONTINUANCE OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE PRIMARY U.S. GOVERNMENT FUND AND ARNOLD INVESTMENT COUNSEL INCORPORATED
                 [ ] FOR                [ ] AGAINST             [ ] ABSTAIN
3.       APPROVAL OF THE SELECTION OF AUDITORS
                 [ ] FOR                [ ] AGAINST             [ ] ABSTAIN

       (Continued on Reverse Side -- Signature Required on Reverse Side)





                                     SIDE 2



                          (Continued from other side)

                                        THIS PROXY, WHEN PROPERLY EXECUTED,
                                        WILL BE VOTED IN THE MANNER DIRECTED
                                        HEREIN BY THE UNDERSIGNED SHAREHOLDER.
                                        IF NO DIRECTION IS MADE, THIS PROXY
                                        WILL BE VOTED IN THE ELECTION OF
                                        DIRECTORS FOR THE NOMINEES LISTED IN
                                        THE PROXY STATEMENT, FOR PROPOSALS 2
                                        AND 3, AND IN THE DISCRETION OF THE
                                        PROXIES UPON SUCH OTHER BUSINESS AS MAY
                                        PROPERLY COME BEFORE THE MEETING.

                                        Please sign exactly as your name
                                        appears on this card. When shares
                                        are held by two or more persons,
                                        both must sign. When signing as
                                        trustee, guardian or other
                                        fiduciary, please give full title as
                                        such. If a partnership, please sign
                                        in partnership name by  authorized
                                        person.

Please mark, sign, date and return      Dated ________________________, 1995
this proxy card promptly using the
enclosed postage-paid envelope.         _______________________________________
Please call us at (800) 443-6544 if                   (Signature)
you plan to attend the meeting.

                                        _______________________________________
                                                      (Signature)